DIREXION FUNDS

Supplement to
Prospectus Dated May 1, 2006 (as Supplemented May 11, 2006)
and Statement of Additional Information Dated May 1, 2006

Total Market Bull 2.5X Fund	Total Market Bear 2.5X Fund	Latin America Bull 2X Fund	Latin America Bear 2X Fund
S&P 500® Bull 2.5X Fund	S&P 500® Bear 2.5X Fund	Real Estate Bull 2X Fund	Real Estate Bear 2X Fund
NASDAQ-100® Bull 2.5X Fund	NASDAQ-100® Bear 2.5X Fund	Commodity Bull 2X Fund	Commodity Bear 2X Fund
Mid Cap Bull 2.5X Fund	Mid Cap Bear 2.5X Fund	Biotech Bull 2X Fund	Biotech Bear 2X Fund
Small Cap Bull 2.5X Fund	Small Cap Bear 2.5X Fund	Oil & Gas Bull 2X Fund	Oil & Gas Bear 2X Fund
Equity Income Bull 2.5X Fund	Equity Income Bear 2.5X Fund	Precious Metals Bull 2X Fund	Precious Metals Bear 2X Fund
Dollar Bull 2.5X Fund	Dollar Bear 2.5X Fund	Healthcare Bull 2X Fund	Healthcare Bear 2X Fund
Japan Bull 2X Fund	Japan Bear 2X Fund	Financial Bull 2X Fund	Financial Bear 2X Fund
Emerging Markets Bull 2X Fund	Emerging Markets Bear 2X Fund	10 Year Note Bull 2.5X Fund	10 Year Note Bear 2.5X Fund
Developed Markets Bull 2X Fund	Developed Markets Bear 2X Fund

The Board of Trustees of Direxion Funds recently approved certain changes to the fee structure of the Investor Class shares of the Direxion Funds listed above (each a “Fund” or collectively, the “Funds”) on their Investor Class shares:

The changes to each Fund’s fee structure are not expected to increase the Fund’s total annual operating expenses. Specifically, the Board approved an annualized Rule 12b-1 distribution fee equal to 0.25% based on the average daily net assets of each Fund’s Investor Class shares. Previously, each Fund charged a Rule 12b-1 distribution fee equal to the difference between its total annual operating expenses (excluding distribution and/or service fees) and 1.75% (excluding interest and dividends on short positions and extraordinary expenses). In addition, the Board approved a separate annualized shareholder services fee of 0.25% for the Investor Class shares. In all instances, the limit on total annual operating expenses as described above remains 1.75%

The first paragraph in the “Share Price of the Funds” section on page 45 of the Prospectus has changed as follows:

A Fund’s share price is known as its net asset value (“NAV”). Except for the 10 Year Note Bull 2.5X Fund and 10 Year Note Bear 2.5X Fund, each Fund’s share price is calculated after the close of regular trading, usually as of 4:00 p.m. Eastern time, each day the New York Stock Exchange (“NYSE”) is open for business. For the 10 Year Note Bull 2.5X Fund and 10 Year Note Bear 2.5X Fund, share price is calculated as of the close of regular trading, usually 4:00 p.m. Eastern time, each day the NYSE and the bond market is open for business. All shareholder transaction orders received in good form by the Funds’ transfer agent or an authorized financial intermediary by 4:00 p.m. Eastern time will be processed at that day’s NAV. Transaction orders received after 4:00 p.m. Eastern time will receive the next business day’s NAV.

In addition, the first paragraph in the “Determination of Net Asset Value” section on page 46 of the SAI has changed as follows:

Except as noted below, the net asset value per share of each Fund is determined separately daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”), (normally at 4:00 p.m. Eastern time), each day the NYSE is open for business. For the 10 Year Note Bull 2.5X Fund and 10 Year Note Bear 2.5X Fund, share price is calculated as of the close of regular trading, usually 4:00 p.m. Eastern time, each day the NYSE and the bond market is open for business. The NYSE is not open on New Year’s Day, Presidents’ Day, Martin Luther King’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In addition to these holidays, the bond market is not open on Columbus Day and Veterans’ Day.

Questions regarding these changes may be directed to the Funds at (800) 851-0511.

Please retain this Supplement for future reference.
The date of this Supplement is September 29, 2006.